SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2003

Del Global Technologies Corp.

(Exact name of registrant as specified in its charter)

New York	0-3319	13-1784308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Park, Valhalla, NY	10595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 686-3600

(Former name or former address, if changed since last report.)

The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K, filed on April 14, 2003, to file the Separation Agreement and General Release of Claims between the Registrant and each of James M. Tiernan and David Michael.

Item 7.      Financial Statements and Exhibits

(a)    Financial Statements

Not Applicable.

(b)    Pro forma Financial Statements

Not Applicable.

(c)    Exhibits

99.01	Separation Agreement and General Release of Claims, dated as of April 9, 2003, by and between James M. Tiernan and Del Global Technologies Corp.

99.02	Separation Agreement and General Release of Claims, dated as of April 9, 2003, by and between David Michael and Del Global Technologies Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEL GLOBAL TECHNOLOGIES CORP.

Dated: April 23, 2003	By:	/s/ Samuel E. Park
Samuel E. Park President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Separation Agreement and General Release of Claims, dated as of April 9, 2003, by and between James M. Tiernan and Del Global Technologies Corp.

99.02	Separation Agreement and General Release of Claims, dated as of April 9, 2003, by and between David Michael and Del Global Technologies Corp.

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